EXHIBIT 10.63a


SATELLITE PURCHASE AGREEMENT AMENDMENT NO. 1 dated as of October 9, 1998 between
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TMI  COMMUNICATIONS  AND  COMPANY,   LIMITED  PARTNERSHIP   ("TMI"),  a  limited
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partnership  organized  under  the  laws of the  Province  of  Quebec,  with its principal executive office in the City of Gloucester, Province of Ontario, and AMSC SUBSIDIARY CORPORATION ("AMSC"), a corporation dually incorporated under
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the  laws of the  States  of  Delaware  and  Virginia,  respectively,  with  its principal executive office in Reston, Virginia (and a wholly-owned subsidiary of
American  Mobile   Satellite   Corporation),   and  AMERICAN  MOBILE   SATELLITE
                                                    ----------------------------
CORPORATION ("AMSC Parent Corp."), a Delaware corporation.
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WHEREAS:
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          A. Pursuant to a Satellite  Purchase Agreement dated as of December 2,
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1997 and made between AMSC, TMI and AMSC Parent Corp. (the  "Satellite  Purchase
Agreement"), AMSC agreed to purchase a 50% undivided interest in the Shared Satellite owned by TMI;

          B.  AMSC,  TMI and AMSC  Parent  Corp.  wish to amend the terms of the
          --
Satellite Purchase Agreement;

NOW THEREFORE in  consideration  of the mutual  covenants and agreements  herein
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contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE 1
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                                   DEFINITIONS
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1.1  Definitions.   In  this  Satellite Purchase Agreement  Amendment No. 1, the
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following words and expressions shall have the meanings ascribed to them below:

         "Satellite Purchase Agreement Amendment No. 1" means this agreement to amend the Satellite Purchase Agreement and all schedules and instruments in amendment or confirmation of it.

1.2 Incorporation of Definitions. In this Satellite Purchase Agreement Amendment
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No. 1, including the recitals hereto,  all capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Satellite Purchase Agreement.

                                    ARTICLE 2
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                            EXTENSION AND AMENDMENTS
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2.1  Amendment  to Section  2.2(a).  Section  2.2(a) of the  Satellite  Purchase
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Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

              "(a) the  amount   of   U.S.$2,500,000    (the   "Purchase   Price
                                                                ----------------
         Prepayment"). Each of TMI and AMSC acknowledges and agrees that: (1) on
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         or about  December 2, 1997 AMSC paid  $5,000,000 to TMI as the original
         amount  of  the  Purchase  Price  Prepayment;   (2)  the  parties  have
         subsequently agreed to reduce the amount of the Purchase Price Prepayment to $2,500,000; and (3) accordingly, TMI has returned the amount of $2,500,000 from the original Purchase Price Prepayment to AMSC, and retained the remaining amount of $2,500,000 as the Purchase Price Prepayment;".

2.2  Amendment  to Section  2.3(b).  Section  2.3(b) of the  Satellite  Purchase
-----------------------------------
Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

              "(b) notwithstanding any other  provision of this Agreement to the
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         contrary,  the Purchase  Price  Prepayment  (together with all interest
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         earned  thereon,  and on the  original  amount  of the  Purchase  Price
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         Prepayment)   is   irrevocable   and   non-refundable,   and   TMI   is
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         unconditionally entitled to retain it.".
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2.3  Amendment  to Section  7.2(j).  Section  7.2(j) of the  Satellite  Purchase
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Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

              "(j) at any time on and after 4:00 p.m.(Montreal time) on March 1,
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         1999,  by either party if the  transactions  contemplated  hereunder to
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         occur on or before the Traffic  Transfer Date have not been consummated
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         for any reason; or".
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2.4  Amendment  to Section  7.2(k).  Section  7.2(k) of the  Satellite  Purchase
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Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

              "(k)at any time prior to the Traffic Transfer Date, by AMSC if the
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         AMSC  Satellite  Contract is  terminated  for any reason  other than an
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         event specified in Section 7.2; or".
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2.5 Amendment to Section 7.2. Section 7.2 of the Satellite Purchase Agreement is
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hereby amended by adding the following new Section 7.2(l) to it:

              "(l)at any time on or after 4:00 p.m.  (Montreal time) on November
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         30,  1998,  by  either  party,  if the  party  so  terminating,  acting
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         reasonably,  has not been provided with satisfactory  evidence that the
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         AMSC Satellite Lessee has received an equity financing  commitment from
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         a strategic  investor on terms sufficient to provide a reasonable basis
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         to support the  occurrence of the Traffic  Transfer Date prior to March
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         1, 1999.".
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2.6 Amendment to Section 7.5. Section 7.5 of the Satellite Purchase Agreement is
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hereby  amended  by  deleting  it in its  entirety  and  replacing  it with  the following:

                  "Section 7.5. Liquidated Damages.  (1) Upon any termination of
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         this Agreement  pursuant to Section 7.2(j) due to the wilful misconduct or bad faith of TMI in failing to satisfy or deliver, or arranging for the satisfaction or delivery of, any of the conditions set forth in
         Section 2.6 (other than the failure to obtain consents to be obtained by AMSC under Section 2.6(a)), TMI shall indemnify AMSC, subject to the exclusion of liability in Section 6.3, from and against all losses, damages and costs it may have suffered or incurred, directly or indirectly, as a result of the termination of this Agreement under
         Section 7.2(j) due to the wilful misconduct or bad faith of TMI in failing to satisfy or deliver, or arranging for the satisfaction or delivery of, any of the conditions set forth in Section 2.6 (other than the failure to obtain consents to be obtained by AMSC under Section 2.6(a)); provided, however that the maximum amount for which TMI shall be liable under this Section 7.5(1) or otherwise under this Agreement with respect to any such termination is U.S.2,500,000.

                  (2) The provisions of Sections 4.4(2),  5.2(1), 5.4, 6.3, 7.4,
         7.5,  7.7,  8.7 and 8.18 shall  survive  any  termination  pursuant  to
         Section 7.2.".

                                    ARTICLE 3
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                                  MISCELLANEOUS
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3.1 Waiver.  The amendments to the Satellite Purchase Agreement set forth herein
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are limited  precisely as written and shall not operate as a waiver of or modify or amend any other term or condition of the Satellite Purchase Agreement or any of the instruments or agreements referred to therein or prejudice or operate as a waiver of any rights or remedies which any of the parties may now or in the future have under or in connection with the Satellite Purchase Agreement as amended hereby or any of the instruments or agreements referred to therein.

3.2      Applicable Law.  This Satellite Purchase Agreement Amendment No.1 shall
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be construed and  interpreted in accordance with and governed by the laws of the
Province of Ontario, without giving effect to the principles of conflicts of laws thereof, and the federal laws of Canada applicable therein.

3.3      Execution in Counterparts.  This Satellite Purchase Agreement Amendment
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No. 1 may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.


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3.4      Execution by Facsimile. This Satellite Purchase Agreement Amendment No.
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1 may be executed by any party by facsimile  and if so executed  shall be legal, valid and binding on any party executing in such manner.

IN WITNESS  WHEREOF,  the parties  hereto have  caused this  Satellite  Purchase
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Agreement  Amendment  No. 1 to be duly executed by their  respective  authorized
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officers as of the day and year first above written.
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                                 TMI COMMUNICATIONS AND COMPANY,
                                 -------------------------------
                                 LIMITED PARTNERSHIP
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                                 By:       TMI COMMUNICATIONS INC.,
                                           its General Partner


                                 By: /s/Larry J. Boisvert
                                     --------------------
                                 Name:     Larry J. Boisvert
                                 Title:    President and Chief Operating Officer

                                 By: /s/Ted Ignacy
                                     -------------
                                 Name:     Ted Ignacy
                                 Title:    Chief Financial Officer


                                 AMSC SUBSIDIARY CORPORATION
                                 ---------------------------


                                 By: /s/Gary M. Parsons
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                                 Name:     Gary M. Parsons
                                 Title:    Chief Executive Officer and President


                                 AMERICAN MOBILE SATELLITE
                                 -------------------------
                                 CORPORATION
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                                 By:/s/Gary M. Parsons
                                    ------------------
                                 Name:     Gary M. Parsons
                                 Title:    Chief Executive Officer and President




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